Exhibit 99.1

Drugs Made In America Acquisition Corp.
Announces the Separate Trading of its Ordinary Shares and Rights, Commencing February 25, 2025

Fort Lauderdale, Florida, February 20, 2025 – Drugs Made In America Acquisition Corp. (Nasdaq: DMAAU) (the “Company”) today announced that, commencing February 25, 2025, holders of the units sold in the Company’s initial public offering may elect to separately trade the Company’s ordinary shares and rights included in the units.

No fractional rights will be issued upon separation of the units and only whole rights will trade. The ordinary shares and rights that are separated will trade on The Nasdaq Global Market under the symbols “DMAA” and “DMAAR,” respectively. Those units not separated will continue to trade on The Nasdaq Global Market under the symbol “DMAAU.” Holders of units will need to have their brokers contact VStock Transfer LLC, the Company’s transfer agent, in order to separate the units into ordinary shares and rights.

The offering of the units was made only by means of a prospectus, copies of which may be obtained from Clear Street, Attn: Syndicate Department, 150 Greenwich Street, 45th floor, New York, NY 10007, or by email at ecm@clearstreet.io. A registration statement on Form S-1 (333-281170) relating to these securities has been filed with the Securities and Exchange Commission (“SEC”) and was declared effective on January 7, 2025, and a post-effective amendment to the registration statement was declared effective on January 27, 2025. Copies of the registration statement can be accessed through the SEC’s website at www.sec.gov.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Drugs Made In America Acquisition Corp.

The Company is a blank check company incorporated in the Cayman Islands as an exempted company incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization, or other similar business combination with one or more businesses. While the Company may pursue a business combination target in any business, industry or geographical location, it intends to focus its search for businesses in the pharmaceutical industry. The Company believes that it is possible to mitigate risks in the U.S. medical supply chain by investing in companies that will reduce America’s overreliance on production of pharmaceuticals from concentrated geographic regions through investments in strategic on-shoring of advanced domestic manufacturing technologies for critical drugs.

Cautionary Note Concerning Forward-Looking Statements

This press release includes forward-looking statements that involve risks and uncertainties. Forward looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the registration statement, as amended by the post-effective amendment, and the prospectus filed in connection with the initial public offering with the SEC. Copies are available on the SEC’s website, www.sec.gov.

Contact Information

Drugs Made In America Acquisition Corp.

1 East Broward Boulevard, Suite 700

Fort Lauderdale, FL 33301

Lynn Stockwell
Chief Executive Officer and Executive Chair
Email: executive@dmaacorp.com

Phone: (954) 870-3099